Exhibit 10.1

AMENDMENT OF

COMMON STOCK RIGHTS AGREEMENT

This Amendment is entered into as of May 16, 2003, by and between Millipore Corporation, a Massachusetts corporation (the “Company”) and American Stock Transfer and Trust Company, a New York banking corporation (“AST”).

RECITALS

A.	On April 16, 1998 the Company entered into a Common Stock Rights Agreement (the “Rights Agreement”).

B.	The Company wishes to amend the Rights Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and of other consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	The Rights Agreement is hereby amended as follows:

Section 1(h) is deleted in its entirety and replaced with the following:

The term “Continuing Director” shall mean any member of the Board of Directors of the Company.

2.	Except as expressly modified herein, the Right Agreement shall remain in full force and effect.

3.	This Amendment may be executed in one or more counterparts, each of which shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written:

MILLIPORE CORPORATION

By:	/s/ JEFFREY RUDIN
Name:	Jeffrey Rudin

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:	/s/ HERBERT J. LEMMER
Name:	Herbert J. Lemmer Vice President